Provision for Income Taxes - Significant Components of Deferred Tax Assets (Details) - USD ($)	Jun. 30, 2026	Jun. 30, 2025
Deferred tax assets:
Tax losses carry forwards	$ 10,626
Provision for credit losses	231	(873)
Plant and equipment	(1,255)	(568)
Right-of-use asset and lease liabilities	3,211	3,043
Total deferred tax asset	12,813	2,738
Less: Valuation allowance for tax losses	(10,626)
Deferred tax assets, net	$ 2,187	$ 2,738